Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Apr 24, 2012
Entity Registrant Name	BROADCAST INTERNATIONAL INC
Entity Central Index Key	0000740726
Entity Filer Category	Smaller Reporting Company

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current Assets
Cash and cash equivalents	$ 961,265	$ 6,129,632
Trade accounts receivable, net	1,239,903	1,125,055
Inventory	60,851	52,175
Prepaid expenses	203,973	190,877
Total current assets	2,465,992	7,497,739
Property and equipment, net	1,417,134	2,419,891
Other Assets, non current
Debt offering costs	123,278
Patents, net	131,079	167,410
Deposits and other assets	406,004	624,598
Total other assets, non current	660,361	792,008
Total assets	4,543,487	10,709,638
Current Liabilities
Accounts payable	1,252,538	1,552,006
Payroll and related expenses	390,206	341,255
Other accrued expenses	175,008	381,015
Unearned revenue	10,449	139,437
Current portion of notes payable (net of discount of $0 and $103,859, respectively)	2,068,016	775,000
Other current obligations	1,067,649	1,426,834
Derivative valuation	3,760,200	14,759,300
Total current liabilities	8,724,066	19,374,847
Long-term Liabilities
Long-term portion of notes payable (net of discount of $992,832 and $659,496, respectively)	6,349,445	6,187,984
Other long-term obligations		1,067,649
Total long-term liabilities	6,349,445	7,255,633
Total liabilities	15,073,511	26,630,480
Commitments and contingencies
STOCKHOLDERS' DEFICIT:
Preferred stock, no par value, 20,000,000 shares authorized; none issued
Common stock, $.05 par value, 180,000,000 shares authorized; 74,078,153 and 75,975,656 shares issued as of December 31, 2010 and December 31, 2011, respectively	3,798,783	3,703,908
Additional paid-in capital	96,859,058	92,867,561
Accumulated deficit	(111,187,865)	(112,492,311)
Total stockholders' deficit	(10,530,024)	(15,920,842)
Total liabilities and stockholders' deficit	$ 4,543,487	$ 10,709,638

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Current portion of notes payable, discount	$ 103,859
Long-term portion of notes payable, discount	$ 659,496	$ 992,832
Preferred stock, no par value
Preferred stock, shares authorized	20,000,000	20,000,000
Preferred stock, shares issued	0	0
Common stock, par value per share	$ 0.05	$ 0.05
Common stock, shares authorized	180,000,000	180,000,000
Common stock, shares issued	75,975,656	74,078,153

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
Net sales	$ 8,446,082	$ 7,313,218
Cost of sales	5,868,601	5,185,779
Gross profit	2,577,481	2,127,439
Operating expenses:
Administrative and general	6,172,794	4,139,717
Selling and marketing	1,277,629	254,002
Research and development	2,410,249	2,711,933
Impairment of assets	26,180
Depreciation and amortization	685,191	766,614
Total operating expenses	10,572,043	7,872,266
Total operating loss	(7,994,562)	(5,744,827)
Other income (expense):
Interest income	2,327	3,295
Interest expense	(1,000,072)	(11,354,858)
Gain (loss) on derivative valuation	11,724,400	(3,480,311)
Loss on sale of securities		(49,264)
Equity issuance costs related to warrants	(476,234)	(1,102,682)
Gain on debt restructuring		3,062,457
Loss on extinguishment of debt	(954,017)
Loss on sale of assets	(362)
Other income, net	2,966	2,073
Total other income (expense)	9,299,008	(12,919,290)
Income (loss) before income taxes	1,304,446	(18,664,117)
Provision for income taxes
Net income (loss)	$ 1,304,446	$ (18,664,117)
Income (loss) per share basic	$ 0.02	$ (0.43)
Income (loss) per share diluted	$ 0.02	$ (0.43)
Weighted average shares basic	75,416,916	43,353,180
Weighted average shares diluted	78,098,166	43,353,180

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT (USD $)	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings (Deficit) [Member]
Balance at Dec. 31, 2009	$ (14,082,851)	$ 1,984,532	$ 77,760,811	$ (93,828,194)
Balance, shares at Dec. 31, 2009		39,690,634
Common stock issued for cash	1,535,000	127,916	1,407,084
Common stock issued for cash, shares		2,558,325
Common Stock Issued for Sr. Convertible note extension	3,290,000	150,000	3,140,000
Common Stock Issued for Sr. Convertible note extension, shares		3,000,000
Common stock issued for debt restructuring	800,000	40,000	760,000
Common stock issued for debt restructuring, shares		800,000
Common stock issued for equity financing and bridge loan, net of costs	5,182,267	1,249,999	3,932,268
Common stock issued for equity financing and bridge loan, net of costs, shares		24,999,981
Common stock issued for services and prepaid services	437,502	22,949	414,553
Common stock issued for services and prepaid services, shares		458,974
Common stock issued on debt conversion	1,576,500	79,502	1,496,998
Common stock issued on debt conversion, shares		1,590,049
Common stock issued for interest	104,964	8,411	96,553
Common stock issued for interest, shares		168,223
Common stock issued for purchase of software license	216,000	10,000	206,000
Common stock issued for purchase of software license, shares		200,000
Common stock issued for settlement of Restricted Stock Units		1,750	(1,750)
Common stock issued for settlement of Restricted Stock Units, shares		35,000
Common stock issued for brokerage commissions		30,000	(30,000)
Common stock issued for brokerage commissions, shares		600,000
Common stock issued for unsecured convertible note extension	135,000	7,500	127,500
Common stock issued for unsecured convertible note extension, shares		150,000
Equity issuances related to warrants	1,074,505		1,074,505
Termination of sr. convertible 6.25% note warrant	1,354,167		1,354,167
Common stock retirements for warrant exchanges		(8,874)	8,874
Common stock retirements for warrant exchanges, shares		(177,500)
Issuance costs for unsecured convertible note	2,800		2,800
Common stock issued in exchange for IDI shares	4,023	223	3,800
Common stock issued in exchange for IDI shares		4,467
Stock based compensation	1,113,398		1,113,398
Net Income (loss)	(18,664,117)			(18,664,117)
Balance at Dec. 31, 2010	(15,920,842)	3,703,908	92,867,561	(112,492,311)
Balance, shares at Dec. 31, 2010		74,078,153
Common stock issued on debt conversion	1,296,147	65,357	1,230,790
Common stock issued on debt conversion, shares		1,307,153
Common stock issued for interest	81,221	6,768	74,453
Common stock issued for interest, shares		135,369
Common stock issued for option exercises	18,304	2,755	15,549
Common stock issued for option exercises, shares		55,098
Common stock issued for warrant exercises	260,000	18,614	241,386
Common stock issued for warrant exercises, shares		372,272
Common stock issued in exchange for IDI shares	10,760	1,381	9,379
Common stock issued in exchange for IDI shares		27,611
Equity issued for interest	157,400		157,400
Stock based compensation	2,262,540		2,262,540
Net Income (loss)	1,304,446			1,304,446
Balance at Dec. 31, 2011	$ (10,530,024)	$ 3,798,783	$ 96,859,058	$ (111,187,865)
Balance, shares at Dec. 31, 2011		75,975,656

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net Income (loss)	$ 1,304,446	$ (18,664,117)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,483,868	1,572,934
Common stock issued for services		437,501
Common stock issued for interest	19,634	104,964
Common stock issued for note extensions		3,290,000
Non-cash interest upon conversion of convertible notes		864,115
Common stock issued for in process research and development	10,760	4,024
Accretion of discount on convertible notes payable	340,377	4,193,684
Capitalized interest on notes payable		1,491,162
Equity issuance costs related to warrants		1,102,682
Stock based compensation	2,262,540	1,113,398
Warrants issued for interest	157,400
Warrants issued for debt extinguishment costs	404,000
Loss on extinguishment of debt	954,017
Gain on debt restructuring		(3,062,457)
Loss (gain) on derivative liability valuation	(11,724,400)	3,480,311
Loss on sale of securities available for sale		49,264
Loss on sale of assets	362
Loss on impairment of assets	26,180
Allowance for dousbtful accounts	10,149	(41,824)
Changes in assets
Decrease (increase) in accounts receivable	(124,997)	104,429
Decrease (increase) in inventories	(8,676)	53,235
Decrease (increase) in debt offering costs	(102,978)	447,525
Decrease in prepaid and other assets	205,498	101,541
Changes in liabilities
Decrease in accounts payable	(267,452)	(475,462)
Increase (decrease) in accrued expenses	13,823	(76,647)
Increase (decrease) in deferred revenues	(128,988)	47,708
Net cash used in operating activities	(5,164,437)	(3,862,030)
Cash flows from investing activities:
Purchase of equipment	(472,505)	(167,355)
Proceeds from the sale of auction rate preferred securities		225,000
Proceeds from sale of assets	1,183
Net cash provided (used) by investing activities	(471,322)	57,645
Cash flows from financing activities:
Proceeds from the exercise of options and warrants	18,304
Proceeds from equity financing		12,703,814
Payments on principal on debt	(1,526,834)	(7,843,289)
Equity issuance costs	(24,078)
Proceeds from equipment financing	700,000	1,535,000
Proceeds from notes payable	1,300,000	3,275,000
Net cash provided by financing activities	467,392	9,670,525
Net increase (decrease) in cash and cash equivalents	(5,168,367)	5,866,140
Cash and cash equivalents, beginning of period	6,129,632	263,492
Cash and cash equivalents, end of period	961,265	6,129,632
Supplemental disclosure of cash flow information:
Interest paid	357,246	840,755
Income taxes paid

Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2011
Organization and Basis of Presentation [Abstract]
Organization and Basis of Presentation
Note 1 - Organization and Basis of Presentation

Broadcast International, Inc. (the Company) is the consolidated parent company of BI Acquisitions, Inc. (BI), a wholly-owned subsidiary, and Interact Devices, Inc. (IDI), a 94% owned subsidiary.

BI was incorporated in Utah in December 1999 and began operations in January 2000.  It is a communications services and technology company headquartered in Salt Lake City, Utah.  The Company operates two divisions - BI Networks and CodecSys.

On October 1, 2003, the Company (formerly known as Laser Corporation) acquired BI by issuing shares of its common stock representing 98% of the total equity ownership in exchange for all of the issued and outstanding BI common stock.  The transaction was accounted for as a reverse acquisition, or recapitalization of BI, with BI being treated as the accounting acquirer. Effective January 13, 2004, the company changed its name from Laser Corporation to Broadcast International, Inc.

On May 18, 2004, the Debtor-in-Possession's Plan of Reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation and subsequent share acquisitions, for the years ended December 31, 2011 and 2010, the Company owned, on a fully diluted basis, approximately 55,897,169 and 55,482,997 common share equivalents of IDI, representing approximately 94% of the equity of IDI.

The audited consolidated financial statements herein include operations from January 1, 2010 to December 31, 2011. IDI produced losses from operations during the period; therefore, 100% of the results from operations have been included in the Company's consolidated statements.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies
Note 2 - Significant Accounting Policies

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less, to be cash equivalents. At December 31, 2011 and 2010, we had bank balances of $909,182 and $6,860,418, respectively in excess of amounts insured by the Federal Deposit Insurance Corporation. We have not experienced any losses in such accounts, and believe we are not exposed to any significant credit risk on cash and cash equivalents.

Current financial market conditions have had the effect of restricting liquidity of cash management investments and have increased the risk of even the most liquid investments and the viability of some financial institutions.  We do not believe, however, that these conditions will materially affect our business or our ability to meet our obligations or pursue our business plans.

Accounts Receivable

Trade account receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. After the receivable becomes past due, it is on non-accrual status and accrual of interest is suspended.

Inventories

Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Patents and Intangibles

Patents represent initial legal costs incurred to apply for United States and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of December 31, 2011, the United States Patent and Trademark Office had approved four patents.  Additionally, eleven foreign countries had approved patent rights.  While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to companies with more resources to complete the development. On-going legal expenses incurred for patent follow-up have been expensed from July 2005 forward. For the year ended December 31, 2011 we recorded a $26,180 valuation impairment related to two patent applications for areas outside the United States.

Amortization expense recognized on all patents totaled $10,151 and $10,003 for the year ended December 31, 2011 and 2010, respectively.

Estimated amortization expense, if all patents were issued at the beginning of 2012, for each of the next five years is as follows:

Year ending December 31:
2012	$11,588
2013	11,343
2014	10,121
2015	10,121
2016	10,121

Long-Lived Assets

We review our long-lived assets, including patents, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future un-discounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations. After our review at December 31, 2011 it was determined that no adjustment was required.

Stock-based Compensation

In accordance with ASC Topic 718, stock-based compensation cost is estimated at the grant date, based on the estimated fair value of the awards, and recognized as expense ratably over the requisite service period of the award for awards expected to vest.

Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by ASC Topic 740.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer to provide installation, network management, and satellite transponder and help desk, or combination of these services, we recognize this revenue as services are performed and as equipment is sold.  These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

In instances where we have entered into license agreements with a third parties to use our technology within their product offering, we recognize any base or prepaid revenues over the term of the agreement and any per occurrence or periodic usage revenues in the period they are earned.

Research and Development

Research and development costs are expensed when incurred.  We expensed $2,410,249 and $2,711,933 of research and development costs for the years ended December 31, 2011 and 2010, respectively.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management's expectations.

A small number of customers account for a large percentage of our revenue.  For the year ended December 31, 2011 89% of our revenues were from our largest customer compared to 87% from this customer for the year ended December 31, 2010. Our largest customer signed a three year contact which we began servicing in the second half of 2009.

Any material reduction in revenues generated from this customer could harm our results of operations, financial condition and liquidity.  Our largest customer may not continue to purchase our services and may decrease its level of purchases. To the extent that our largest customer no longer uses our services, revenues will decline substantially, which would harm our business unless we can replace that customer with another similarly large customer.

Weighted Average Shares

Basic earnings per common share is computed by dividing net income or loss applicable to common shareholders by the weighted average number of shares outstanding during each period. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the dilutive common stock equivalents that would rise from the exercise of stock options, warrants and restricted stock units outstanding during the period, using the treasury stock method and the average market price per share during the period, plus the effect of assuming conversion of the convertible debt. The computation of diluted earnings per share does not assume conversion or exercise of securities that would have an anti-dilutive effect on earnings.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2010 and 2011:

	For the Year Ended 2010		For the year Ended 2011
Numerator
Net income (loss)	$(18,631,117)	$	$1,304,446
Denominator
Basic weighted average shares outstanding	43,353,180		75,416,916
Effect of dilutive securities:
Stock options and warrants	--		131,250
Restricted stock units	--		2,550,000
Diluted weighted average shares outstanding	43,353,180		78,098,166

Net income (loss) per common share
Basic	$(0.43)	$	$0.02
Diluted	$(0.43)	$	$0.02

Potentially dilutive securities representing 24,597,134 shares of common stock were excluded from the computation of diluted earnings per common share for the year ended December 31, 2011, because their effect would have been anti-dilutive.

Options and warrants to purchase 20,442,170 shares of common stock and 950,000 restricted stock units were outstanding at December 31, 2010. As we experienced a net loss during the year ended December 31, 2010, no common stock equivalents have been included in the diluted earnings per common share calculation as the effect of such common stock equivalents would be anti-dilutive.

Advertising Expenses

We follow the policy of charging the costs of advertising to expense as incurred.  Advertising expense for the years ended December 31, 2011 and 2010 were $68,703 and $7,704, respectively.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Recent Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This Update defers certain paragraphs of ASU 2011-05 so that reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income. All other requirements of ASU 2011-05 are not affected. This Update is effective for fiscal years beginning after December 15, 2011 for public entities and for fiscal years ending after December 15, 2012 for private companies to be consistent with ASU 2011-05. The Company will not present reclassifications in and out of other comprehensive income in accordance with this Update in 2012.

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities. This Update is applicable to all entities that have financial instruments and derivative instruments that are either 1) offset in accordance with current guidance or 2) subject to an enforceable master netting arrangement.  The Update requires an entity with these types of instruments to disclose information about offsetting and related arrangements. Both net and gross information for these assets and liabilities is required to be disclosed. This Update is effective for fiscal years beginning on or after January 1, 2013. The Company doesn't expect this Update to impact the Company's financials since it does not currently have any financial instruments or derivative instruments that are offset.

In September 2011, the FASB issued ASU 2011-08, Intangibles - Goodwill and Other  (Topic 350)- Testing Goodwill for Impairment. The objective of this Update is to simplify how entities test goodwill for impairment. This Update now allows entities to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step process of (1) comparing the fair value of the reporting unit to its carrying value and (2) test to measure the amount of the impairment loss if the fair value is less than the carrying value.  The more likely than not threshold is defined as having a likelihood of more than 50%.  The option to first assess qualitative factors can be bypassed and an entity can proceed directly to performing the first step of the two-step goodwill impairment test. Some examples of circumstances to consider are 1) macroeconomic conditions, 2) industry and market conditions, 3) cost factors that have a negative impact on earnings, 4) overall financial performance such as negative or declining cash flows 5) other relevant entity specific events and 6) sustained decrease in stock price. The Update is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011 if the financial statements have not been issued.  The Company will evaluate whether or not it will utilize the qualitative assessment option prior to performing the first goodwill impairment test in 2012 and will also determine if it wants to adopt the Update early and utilize the option for its goodwill impairment test, typically done during the 4th quarter.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220) - Presentation of Comprehensive Income. This Update eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity in order to increase the prominence of other comprehensive income items and to facilitate convergence with IFRS. The Update requires that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements (a statement of income and statement of other comprehensive income).  Additionally, adjustments for items reclassified from other comprehensive income to net income must be presented on the face of the financial statements.  This Update should be applied retrospectively. For public entities, the Update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the Update is effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. This will impact how items for Other Comprehensive Income are presented and the Company will plan on following the guidance in the Update as of January 1, 2012.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in US GAAP and IFRSs. The Amendments in this Update will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with US GAAP and IFRSs.  The Boards of both organizations worked together to ensure fair value has the same meaning and the measurement and disclosures would be the same other than minor differences in wording. The Amendments explain how to measure fair value and do not require any additional fair value measurements. A couple of the more significant changes are 1) Clarification that quantitative information about unobservable inputs categorized as Level 3 should be disclosed, 2) Specifies that premiums and discounts should be applied in the absence of Level 1 input if market participants would do so, but that premiums or discounts related to size/quantity should not be considered, 3) Additional disclosure requirements for fair value measurements categorized as Level 3, an entity's us of a nonfinancial asset in a way that differs from the asset's highest and best use and the categorization by level for items not measured at fair value in the statement of financial position, but for which fair value disclosure is required. The amendments in this Update are to be applied prospectively. The Update is effective during interim and annual periods beginning after December 15, 2011.  The Company doesn't expect this guidance to have a significant impact on its financials since the amount of items disclosed at fair value is minimal, but will ensure the guidance is followed for items disclosed at fair value.

These Updates were issued in 2010 or 2009, but became or will become effective on or after January 1, 2011 so they are included below.  Note: Only significant ones that may impact the Company are included.

In April 2010, the FASB issued ASU No 2010-17, Revenue Recognition - Milestone Method (Topic 605) - Milestone Method of Revenue Recognition. The amendment in this Update affect vendors that provide research or development deliverables in an arrangement in which one or more payments are contingent upon achieving uncertain future events or circumstances. Previous to this Update, authoritative guidance on the use of the milestone method did not previously exist. This Update provides guidance on defining a milestone under Topic 605 and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. Consideration that is contingent on achievement of a milestone in its entirety may be recognized as revenue in the period in which the milestone is achieved only if the milestone is judged to meet certain criteria to be considered substantive such as being (1) Be commensurate with either of the following: a. The vendor's performance to achieve the milestone or b. The enhancement of the value of the item delivered as a result of a specific outcome resulting from the vendor's performance to achieve the milestone (2) Relate solely to past performance and (3) Be reasonable relative to all deliverables and payment terms in the arrangement. Milestones should be considered substantive in their entirety and may not be bifurcated. An arrangement may contain both substantive and non-substantive milestones that should be evaluated individually. Other proportional revenue recognition methods are also acceptable. The amendments in this Update are effective prospectively for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2010.  Early adoption is permitted.  This guidance didn't have a significant impact on its financials since it doesn't have any research or development deliverable arrangements.

In October 2009, the FASB issued Accounting Standard Update No 2009-14, Software (Topic 985) - Certain Revenue Arrangement that Include Software Elements. This Update affects vendors that sell or lease tangible products in an arrangement that contains software that is more than incidental to the tangible product as a whole.  This Update does not provide guidance on when revenue should be recognized; however, it is likely that vendors affected by this Update will recognize revenue earlier than current practice because of the different revenue guidance, including the ASU 2009-13.  This Update does not affect software revenue arrangements that do not include tangible products and does not affect arrangements with software that includes services if the software is essential to the functionality of the services.  The Update indicates that tangible products containing software components and non-software components that function together to deliver the tangible product's essential functionality are no longer with in the scope of the software revenue recognition guidance (subtopic 985-605).  The Update provides guidance on how to determine which software, if any, relating to the tangible product should be excluded from the scope of software revenue recognition.  This Update is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010 (January 1, 2011).  The Company has adopted this guidance but it is not expected to have a material impact in periods subsequent to adoption, but will evaluate if there are new arrangements entered into that might be impacted.

In October 2009, the FASB issued Accounting Standard Update No 2009-13, Revenue Recognition (Topic 650) - Multiple-Deliverable Revenue Arrangements a Consensus of the FASB EITF.   This Update provides amendments to the criteria in Subtopic 605-25 for separating consideration in multiple-deliverable arrangements.  When there are multiple deliverables, this Update indicates a Company should estimate the selling price of each of the deliverables if there is no vendor specific-objective evidence or third party evidence available.  Previous to this Update (current practice), if there was no specific-objective or third party evidence, then the deliverable was not separated.  The update provides examples regarding how to estimate the selling price.  The Update also expands the disclosures related to a vendor's multiple-deliverable revenue arrangements.  A Vendor will be required to disclose the following information by similar type of arrangement: 1) a description of multiple-deliverable arrangements 2) significant deliverables within the arrangement 3) general timing of their delivery or performance of deliverables 4) significant factors and estimates used to determine vendor-specific evidence, third-party evidence or estimated selling price and significant changes in the selling price or the methodology or assumptions used to estimate the selling price and 5) general timing of revenue recognition for separate units of accounting.   This Update is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010 (January 1, 2011).  The Company has adopted this guidance but it is not expected to have a material impact in periods subsequent to adoption.

The Company noted that there are several significant exposure drafts that may impact the company if they are codified.  We have also considered any changes in our business that might make any existing pronouncements applicable.  Based upon our review of any potential changes, there is no additional disclosure that has not been previously considered.

Accounts Receivable	12 Months Ended
Dec. 31, 2011
Accounts Receivable [Abstract]
Accounts Receivable
Note 3 - Accounts Receivable

Included in our $1,239,903 and $1,125,055 net accounts receivable for the years ending December 2011 and 2010, respectively, were (i) $1,269,579 and $1,031,796 for billed trade receivables, respectively; (ii) $23,814 and $143,542 of unbilled trade receivables, respectively; (iii) $0 and $207 for employee travel advances and other receivables, respectively; less (iv) $53,490 and $50,490 for allowance for uncollectible accounts, respectively.

Included in the numbers above is our single largest customer for each year ended December 31, 2011 and, 2010, which provided 89% and 87% of total revenue and represented 79% and 88% of our trade receivables on December 31, 2011 and 2010, respectively. Our largest customer signed a three-year agreement which we began servicing in the second half of 2009.  Any material reduction in revenues generated from our largest customer could harm our results of operations, financial condition and liquidity.

Equity Financing and the Debt Restructuring	12 Months Ended
Dec. 31, 2011
Equity Financing and the Debt Restructuring [Abstract]
Equity Financing and the Debt Restructuring
Note 4 - Equity Financing and the Debt Restructuring

On December 24, 2010, we closed on an equity financing (the "Equity Financing") as well as a restructuring of our outstanding convertible indebtedness (the "Debt Restructuring").  The Equity Financing and the Debt Restructuring are described as follows.

We entered into a Placement Agency Agreement, dated December 17, 2010, with Philadelphia Brokerage Corporation ("PBC"), pursuant to which PBC agreed to act as the exclusive agent of the Company on a "best efforts" basis with respect to the sale of up to a maximum gross consideration of $15,000,000 of units of the Company's securities, subject to a minimum gross consideration of $10,000,000.  The units consisted of two shares of our common stock and one warrant to purchase a share of our common stock.  The Company agreed to pay PBC a commission of 8% of the gross offering proceeds received by the Company, to issue PBC 40,000 shares of its common stock for each $1,000,000 raised, and to pay the reasonable costs and expenses of PBC related to the offering.  The Company also agreed to pay PBC a restructuring fee in the amount of approximately $180,000 upon the closing of the Equity Financing and the simultaneous Debt Restructuring.

Pursuant to the Placement Agency Agreement, we entered into Subscription Agreements dated December 23, 2010 with select institutional and other accredited investors for the private placement of 12,500,000 units of our securities.  The Subscription Agreements included a purchase price of $1.20 per unit, with each unit consisting of two shares of common stock and one warrant to purchase an additional share of common stock.  The warrants have a term of five years and an exercise price of $1.00 per share.

Net proceeds from the Equity Financing, after deducting the commissions and debt restructuring fees payable to PBC and the estimated legal, printing and other costs and expenses related to the financing, were approximately $13.5 million.  We used a portion of the net proceeds of the Equity Financing to pay down debt and the remainder was used for working capital.

On November 29, 2010, we entered into a bridge loan transaction with three accredited investors pursuant to which we issued unsecured notes in the aggregate principal amount of $1.0 million.  Upon the closing of the Equity Financing, the lenders converted the entire principal amount plus accrued interest into the same units offered in the Equity Financing and the proceeds from the bridge loan transaction were treated as funds raised with respect to the financing.

In connection with the Equity Financing and under the terms of the Subscription Agreements, the Company agreed to prepare and file, and did file, within 60 days following the issuance of the securities, a registration statement covering the resale of the shares of common stock sold in the financing and the shares of common stock underlying the warrants.  The registration statement was declared effective June 16, 2011 satisfying the obligation contained in the Subscription Agreements.

On December 24, 2010, we also closed on the Debt Restructuring.  In connection therewith, we (i) issued an Amended and Restated Senior Convertible Note in the principal amount of $5.5 million (the "Amended and Restated Note") to Castlerigg Master Investment Ltd. ("Castlerigg"), (ii) paid $2.5 million in cash to Castlerigg, (iii) cancelled warrants previously issued to Castlerigg that were exercisable for a total of 5,208,333 shares of common stock, (iv) issued 800,000 shares of common stock to Castlerigg in satisfaction of an obligation under a prior loan amendment, (v) entered into the Letter Agreement pursuant to which we paid Castlerigg an additional $2.75 million in cash in lieu of the issuance of $3.5 million in stock and warrants as provided in the loan restructuring agreement under which the Amended and Restated Note and other documents was issued (the "Loan Restructuring Agreement"), and (vi) entered into an Investor Rights Agreement with Castlerigg dated December 23, 2010.  As a result of the foregoing, Castlerigg forgave approximately $7.2 million of principal and accrued but unpaid interest.

The Amended and Restated Note, dated December 23, 2010, is a senior, unsecured note that matures in three years from the closing and bears interest at an annual rate of 6.25%, payable semi-annually.  We paid the first year's interest of $350,434 at the closing.  The Amended and Restated Note is convertible into shares of common stock at a conversion price of $1.35 per share, subject to adjustment.  The Amended and Restated Note is convertible in whole or in part at any time upon notice by Castlerigg to us.  The Amended and Restated Note also contains various restrictions, acceleration provisions and other standard and customary terms and conditions.  Two of our consolidated subsidiaries guaranteed our obligations under the Amended and Restated Note.

The Investor Rights Agreement provides Castlerigg with certain registration rights with respect to the Company's securities held by Castlerigg.  These registration rights include an obligation of the Company to issue additional warrants to Castlerigg if certain registration deadlines or conditions were not satisfied.  The agreement also contains full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above.

During the year ended December 31, 2011, we issued Castlerigg 400,000 warrants pursuant to a waiver agreement dated March 10, 2011 allowing the issuance of shares and warrants for the conversion of the AR Note Payable without adjusting the conversion price of the Amended and Restated Senior 6.25% Convertible Note.  These warrants contain full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model. The warrant holder exercised these warrants using a cashless provision resulting in the company issuing 372,272 shares of our common stock. A valuation gain of $144,000 was recorded to reflect the change in value of the aggregate derivative from the time of issue to the date of conversion.

In connection with the Debt Restructuring, the Company amended the note with the holder of a $1.0 million unsecured convertible note, pursuant to which the maturity date of the note was extended to December 31, 2013. We also issued 150,000 shares and a five year warrant to acquire up to 75,000 shares of common stock at an exercise price of $90 per share to the holder of this note as consideration to extend the term of the note.

Investor warrants totaling 12,499,980 issued under the Placement Agency Agreement contain price protection adjustments in the event we issue new common stock or common stock equivalents in certain transactions at a price less than $1.00 per share and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model.

We recorded an aggregate derivative liability of $2,785,000 and $10,750,000 as of December 31, 2011 and 2010, respectively, related to the warrants mentioned above. A derivative valuation gain of $7,875,000 and $2,250,000, respectively, were recorded to reflect the change in value of the aggregate derivative liability since December 31, 2010 and December 31, 2009, respectively.  The aggregate derivative liability of $2,875,000 was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.60%, (ii) expected life (in years) of 4; (iii) expected volatility of 77.97%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.54.

Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable
Note 5 - Notes Payable

The recorded value of our notes payable (net of debt discount) for the years ending December 31, 2011 and 2010 was as follows:

	December 31, 2010	December 31, 2011

Amended and Restated Senior 6.25% Convertible Note	$6,180,816	$6,180,816
Unsecured Convertible Note	7,168	340,504
Pledged A/R Note Payable	775,000	--
Bridge Loan Note Payable	--	1,196,141
Equipment Purchase and Sale Agreement	--	700,000
Total	6,962,984	8,417,461
Less Current Portion	(775,000)	(2,068,016)
Total Long-term	$6,187,984	$6,349,445

Senior Unsecured 6.25% Convertible Note

On December 24, 2007, we entered into a securities purchase agreement in which we raised $15,000,000 (less $937,000 of prepaid interest).  We used the proceeds from this financing to support our CodecSys commercialization and development and for general working capital purposes.  Pursuant to the financing, we issued a senior secured convertible note in the principal amount of $15,000,000 (which principal amount has been increased as discussed below).The senior secured convertible note was originally due December 21, 2010, but was extened to December 21, 2013 and has been subsequently retired. See Subsequent Events Footnote 15.  Because of this financing condition, the note may revert back to December 21, 2010. The senior secured convertible note bears interest at 6.25% per annum (which rate has been changed as discussed below) if paid in cash.  Interest for the first year was prepaid at closing.  Interest-only payments thereafter in the amount of $234,375 are due quarterly and commenced in April 2009.  Interest payments may be made through issuance of common stock in certain circumstances or may be capitalized and added to the principal.  The original principal of the note was convertible into 2,752,294 shares of our common stock at a conversion price of $5.45 per share, convertible any time during the term of the note.  We granted a first priority security interest in all of our property and assets and of our subsidiaries to secure our obligations under the note and related transaction agreements. In August 2009 we received a waiver from the note holder releasing their security interest for the equipment purchased under our sale lease back financing.

In connection with the 2007 financing, the senior secured convertible note holder received warrants to acquire 1,875,000 shares of our common stock exercisable at $5.00 per share.  We also issued to the convertible note holder 1,000,000 shares of our common stock valued at $3,750,000 and incurred an additional $1,377,000 for commissions, finders fees and other transaction expenses, including the grant of a three-year warrant to purchase 112,500 shares of our common stock to a third party at an exercise price of $3.75 per share, valued at $252,000.  A total of $1,377,000 was included in debt offering costs and is being amortized over the term of the note.

From March 26, 2010 through October 29, 2010, we entered into a series of amendments to the senior secured convertible note.  Each of these amendments is described below.

On March 26, 2010, we entered into an amendment and extension agreement with the holder of the senior secured convertible note.  The agreement conditionally amended the maturity date of the note to December 21, 2011.  If we are unsuccessful in raising at least $6.0 million in equity financing before September 30, 2010, the maturity date of the note will automatically be restored to its original date of December 21, 2010.  In consideration of entering into the agreement, the note holder was issued 1,000,000 shares of our restricted common stock valued at $990,000.  In addition, we agreed to the inclusion of three additional terms and conditions in the note: (i) from and after the additional funding, we will be required to maintain a cash balance of at least $1,250,000 and provide monthly certifications of the cash balance to the note holder; (ii) we will not make principal payments on our outstanding $1.0 million unsecured convertible note without the written consent of the holder of the senior secured convertible note; and (iii) we will grant board observation rights to the note holder.  Given these additional terms, unless the senior secured convertible note holder provides consent, of which there can be no assurance, we will be precluded from repaying the $1.0 million unsecured convertible note when it becomes due on December 22, 2010.

On July 30, 2010, we entered into a further amendment agreement with the holder of the senior secured convertible note regarding the note and warrant reset provisions.  The July 30, 2010 amendment conditionally amended the maturity date of the note to June 21, 2012.  If we are unsuccessful in raising the $6.0 million in equity financing referenced above, the maturity date of the note will automatically be restored to its original date of December 21, 2010.  The holder of the note agreed to a conversion price of the note of $1.80 per share instead of the price at which we sell equity between now and September 30, 2010 and reduced the required cash balance referenced in the March 26, 2010 amendment above from $1,250,000 to $950,000.  In addition, the number of warrants originally granted to the holder pursuant to the 2007 financing increased from 1,875,000 to 5,208,333 and were exercisable at $1.80 per share instead of $5.00 per share.  The warrants continued to be exercisable any time for the five years from the original date of grant.  In consideration of entering into the July 30, 2010 amendment the note holder was issued 2,000,000 shares of common stock and would be issued an additional 800,000 shares of our common stock contingent upon completion of the required equity raise.

On September 27, 2010, we entered into a further amendment agreement with the holder of the senior secured convertible note regarding the note.  Pursuant to this amendment, the due date for the required equity financing was extended to October 31, 2010.

On October 29, 2010, we entered into a fourth amendment agreement with the holder of the senior secured convertible note regarding the note and warrant provisions.  The fourth amendment (i) increased the amount of the required equity raise to $8.0 million, approximately $2.5 million of which had been raised or committed by investors at the time of the amendment; (ii) extended the time in which we can complete the equity financing to December 3, 2010; (iii) deleted the provision of the senior secured convertible note that granted the Company the option to redeem the note prior to its maturity date; (iv) changed the conversion price of the note upon successful completion of the required capital raise to an amount equal to 150% of the lowest price at which Company common stock is sold during calendar year 2010; (v) changed the exercised price of the warrants to an amount equal to 150% of the lowest price at which Company common stock is sold during calendar year 2010; (vi) provides that if we are successful in completing the required capital raise the number of warrants will be increased as currently provided in the 6.25% senior secured convertible promissory note; and (vii) extended the expiration date of the warrants to December 31, 2013.

If the additional funding was not completed by December 3, 2010, certain provisions of the prior amendments became void in that the maturity date will revert back to December 21, 2010, the conversion price became the lowest price at which equity securities had been sold, the exercise price became the lowest price at which equity securities have been sold, the number of warrants then outstanding would be determined by the original purchase documents, and the Company would not have an obligation to maintain a balance of cash and marketable securities equal to $950,000.

On December 24, 2010, we closed on the Debt Restructuring.  In connection therewith, we (i) issued an Amended and Restated Senior Convertible Note in the principal amount of $5.5 million (the "Amended and Restated Note") to Castlerigg Master Investment Ltd. ("Castlerigg"), (ii) paid $2.5 million in cash to Castlerigg, (iii) cancelled warrants previously issued to Castlerigg that were exercisable for a total of 5,208,333 shares of common stock, (iv) issued 800,000 shares of common stock to Castlerigg in satisfaction of an obligation under a prior loan amendment, (v) entered into the Letter Agreement pursuant to which we paid Castlerigg an additional $2.75 million in cash in lieu of the issuance of $3.5 million in stock and warrants as provided in the loan restructuring agreement under which the Amended and Restated Note and other documents was issued (the "Loan Restructuring Agreement"), and (vi) entered into an Investor Rights Agreement with Castlerigg dated December 23, 2010.  As a result of the foregoing, Castlerigg forgave approximately $7.2 million of principal and accrued but unpaid interest. The Debt Restructuring was considered a troubled-debt restructuring and a gain on debt restructuring of $3,062,457 was recorded during the year ended December 31, 2010, which was the difference between the adjusted carrying value of the original note and the carrying value of the Amended and Restated Note.

The Amended and Restated Note, dated December 23, 2010, is a senior, unsecured note that matures in three years from the closing and bears interest at an annual rate of 6.25%, payable semi-annually.  We paid the first year's interest of approximately $344,000 at the closing.  The Amended and Restated Note is convertible into shares of common stock at a conversion price of $1.35 per share, subject to adjustment.  The Amended and Restated Note is convertible in whole or in part at any time upon notice by Castlerigg to us.  The Amended and Restated Note also contains various restrictions, acceleration provisions and other standard and customary terms and conditions.  Two of our consolidated subsidiaries guaranteed our obligations under the Amended and Restated Note.

The Investor Rights Agreement provides Castlerigg with certain registration rights with respect to the Company's securities held by Castlerigg.  These registration rights include an obligation of the Company to issue additional warrants to Castlerigg if certain registration deadlines or conditions were not satisfied.  The agreement also contains full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above.

We recorded an aggregate derivative liability of $285,200 and $2,607,400 at December 31, 2011 and 2010, respectively, related to the conversion features of the Amended and Restated Note and the conversion feature and warrants related to the Original Note.  A derivative valuation gain of $2,322,200 and a derivative valuation loss of $1,240,711 was recorded during the years ended December 31, 2011 and 2010, respectively, to reflect the change in value of the aggregate derivative. For the year ended December 31, 2010 the value of the warrants of the Original Note at time of cancellation was $1,354,167 was recorded to additional paid in capital. The aggregate derivative liability of $285,200 for the Amended and Restated Note conversion feature was calculated at December 31, 2011 using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate of 0.25%, (ii) expected life (in years) of 2.0 for the; (iii) expected volatility of 66.80% for the conversion feature, (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.54.

For the year ended December 31, 2010 debt discounts were accreted over the term of the obligation, for which $4,078,631 was included in interest expense.  The note bears a 6.25% annual interest rate payable quarterly.  For the year ended December 31, 2010, $1,465,543 ($1,491,162 offset by $25,619 note interest accrued in 2009) was included in interest expense for capitalized interest. The amount of capitalized interest was added to the principal of the note and was computed at an annual interest rate of 9%.

The $6,180,816 value of the Amended and Restated Note at December 31, 2011 consists of $5,500,000 for the principal due of the note plus $680,816 for aggregate future interest due of which $171,875 is payable in 2012 and has been included in current debt obligations.

Unsecured Convertible Note

On September 29, 2006, we entered into a letter of understanding with Triage Capital Management, or Triage, dated September 25, 2006.  The letter of understanding provided that Triage loan $1,000,000 to us in exchange for us entering into, on or prior to October 30, 2006, a convertible note securities agreement.  It was intended that the funding provided by Triage be replaced by a convertible note and accompanying warrants, as described below.  Effective November 2, 2006, we entered into securities purchase agreement, a 5% convertible note, a registration rights agreement, and four classes of warrants to purchase our common stock, all of which were with an individual note holder, the controlling owner of Triage, who caused our agreement with Triage to be assigned to him, which satisfied our agreement with Triage.

Pursuant to the securities purchase agreement, (i) we sold to the convertible note holder a three-year convertible note in the principal amount of $1,000,000 representing the funding received by us on September 29, 2006; (ii) the convertible note bears an annual interest rate of 5%, payable semi-annually in cash or shares of our common stock; (iii) the convertible note is convertible into shares of our common stock at a conversion price of $1.50 per share subject to full-ratchet anti-dilution price protection provisions ; and (iv) we issued to the convertible note holder four classes of warrants (A Warrants, B Warrants, C Warrants and D Warrants), which give the convertible note holder the right to purchase a total of 5,500,000 shares of our common stock as described below.  The A and B Warrants originally expired one year after the effective date of a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), to register the subsequent sale of shares received from exercise of the A and B Warrants. The C Warrants and D Warrants originally expired eighteen months and twenty four months, respectively, after the effective date of a registration statement to be filed under the Securities Act.  The A Warrants grant the convertible note holder the right to purchase up to 750,000 shares of common stock at an exercise price of $1.60 per share, the B Warrants grant the convertible note holder the right to purchase up to 750,000 shares of common stock at an exercise price of $1.75 per share, the C Warrants grant the convertible note holder the right to purchase up to 2,000,000 shares of common stock at an exercise price of $2.10 per share, and the D Warrants grant the convertible note holder the right to purchase up to 2,000,000 shares of common stock at an exercise price of $3.00 per share.

During the year ended December 31, 2007, the convertible note holder exercised 454,000 A Warrants. We entered into an exchange agreement dated October 31, 2007 in which the convertible note holder received 650,000 shares of our common stock in exchange for cancellation of the C and the D Warrants.  The expiration date of the A Warrants and the B Warrants was extended from January 11, 2008 to December 3, 2008. During the year ended December 31, 2008, the convertible note holder exercised 64,400 A Warrants. On December 3, 2008, the remaining 231,600 A Warrants and 750,000 B Warrants were unexercised and expired.

On December 23, 2009 we entered into an amendment with the holder of our unsecured convertible note in the principal amount of $1.0 million which (i) extended the note maturity date to December 22, 2010 and (ii) increased the annual rate of interest from 5% to 8% commencing October 16, 2009. All other terms and conditions of the note remain unchanged.

On December 24, 2010 we closed on a Debt Restructuring as mentioned above, In connection with that Debt Restructuring the Company amended the note with the holder of a $1.0 million unsecured convertible note, pursuant to which the maturity date of the note was extended to December 31, 2013.  We issued 150,000 shares to the holder of this note as consideration to extend the term of the note.

During March 2011, we issued 135,369 shares of common stock to the holder of our unsecured convertible note in satisfaction of $81,221 of accrued interest on the unsecured convertible note.  Also in connection with the satisfaction of the accrued interest we granted to the holder a warrant to acquire up to 221,758 additional shares of our common stock at an exercise price of $0.96 per share.  The warrant is exercisable at any time for a five-year period. For the year ended December 31, 2011, the $157,400 value of the warrant was included in interest expense.

We recorded an aggregate derivative liability of $300,000 and $1,401,900 as of December 31, 2011 and 2010, respectively, related to the conversion feature of the note. A derivative valuation gain of $1,101,900 and a derivative valuation loss of $336,900, respectively, was recorded to reflect the change in value of the aggregate derivative liability since December 31, 2010 and December 31, 2009, respectively.  The aggregate derivative liability of $300,000 for the conversion feature of the note was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate .025%, (ii) expected life (in years) of 2; (iii) expected volatility of 67.11%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.54.

In connection with the amendment mentioned above, the principal value of the note is being accreted due to the difference in the value of the conversion feature before and after the amendment. The principal value of $1,000,000 of the unsecured convertible note was accreted over the amended term of the obligation, for which $340,504 and $7,168 was included in interest expense for the years ended December 31, 2011 and 2010, respectively.  The note bears an 8% annual interest rate payable semi-annually, and for the years December 31, 2011 and 2010, $80,000 and $159,666, respectively, was included in interest expense.

Accounts Receivable Purchase Agreements

During the year ended December 31, 2010 we entered into two Accounts Receivable Purchase Agreements with one individual for an aggregate amount of $775,000. In these agreements, we pledged certain outstanding accounts receivable in exchange for advanced payment and a commitment to remit to the purchaser the amount advanced upon collection from our customer. Terms of the first agreement under which we were advanced $175,000 include a 3% discount with a 3% interest fee for every 30 days the advances remain outstanding. Terms of the second agreement under which we were advanced $500,000 include a 10% discount with a 0.5% interest fee for every 30 days the advances remain outstanding.

During the year ended December 31, 2011 we remitted $100,000 of the principal balance plus accrued interest of $8,360 and converted the remaining $675,000 of principal balance plus $109,292 of accrued and unpaid interest into 1,307,153 shares of our common stock and warrants to purchase an additional 653,576 shares of our common stock. The warrants contain anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than $1.00 per share.

At December 31, 2011 we recorded an aggregate derivative liability of $156,300 related to the warrant reset provision. A derivative valuation gain of $293,800 was recorded to reflect the change in value of the aggregate derivative liability from the time the warrants were issued.  The aggregate derivative liability of $156,300 for the reset provision of the warrants was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.60%, (ii) expected life (in years) of 4.2; (iii) expected volatility of 77.33%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.54.

Bridge Loan

On December 28, 2011 we entered into a Note and Warrant Purchase and Security Agreement with seven individuals for an aggregate of $1,300,000 ("Bridge Loan")to be used as working capital. The note bears an annual interest rate of 18%, payable monthly in cash. Additionally, we granted to the holders of the Bridge Loan warrants with a five year term to purchase an aggregate of 357,500 shares of our common stock at an exercise price of $0.65 per share which expires five years after the issuance date. The note was due on February 28, 2012, and has been extended.  See Subsequent Events Footnote 15.  The note is collateralized by a security interest in all of our accounts receivable

In connection with the Bridge Loan, we paid an $84,500 placement fee and issued warrants to purchase 65,000 shares of our common stock at an exercise price of $.65 per share to our investment banker for services in completing the above transaction and paid a $3,000 escrow fee to the Escrow Agent in exchange for holding the funds prior to their disbursement to us.

All warrants mentioned above were issued with price protection provisions and were accounted for as derivative liabilities and valued on the transaction date using a Black Scholes pricing model.

At December 31, 2011 we recorded an aggregate derivative liability of $143,700 related to the warrant reset provision. A derivative valuation loss of $12,500 was recorded to reflect the change in value of the aggregate derivative liability from the time the warrants were issued.  The aggregate derivative liability of $143,700 for the reset provision of the warrants was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.90%, (ii) expected life (in years) of 5; (iii) expected volatility of 84.03%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.54.

Equipment Purchase and Sale Agreement

In October 2011, we entered into an Equipment Purchase and Sale Agreement with a Utah corporation whereby we use the funds advanced to purchase certain electronic receiving and digital signage equipment along with installation costs.  A 3% fee is due each month the amount remains outstanding.  At December 31, 2011 we had an outstanding amount owed of $700,000 and had accrued two months of fees totaling $42,000 which was included as interest expense for the year ended December 31, 2011.

Unsecured 3% Convertible Notes

During the year ended December 31, 2010, we entered into four convertible notes with three individuals and one corporation totaling $925,000. We used the proceeds from this financing to support our CodecSys commercialization and development and for general working capital purposes. The unsecured 3% convertible notes bore an interest rate of 3% per annum paid in cash and was due on December 31, 2012. The principal of the notes was convertible into shares of our common stock at a conversion price of $1.00 per share or at the price per share of the equity sold before September 30, 2010, and were convertible any time during the term of the notes at the option of the holders or the Company.

During the year December 31, 2010, $900,000 of the principal balance plus $8,925 of accrued interest was converted into 908,925 shares of our common stock. The remaining $25,000 principal balance was returned, at the individual's request, and the transaction was voided.

In connection with the financing, the unsecured 3% convertible note holders received warrants to acquire 900,000 shares of our common stock exercisable at $1.50 per share. The warrants were exercisable any time for a three-year period beginning on the date of grant. The warrants and the embedded conversion feature and prepayment provision of the unsecured 3% convertible notes were accounted for as derivatives.

The principal value of $900,000 of the unsecured 3% convertible notes were accreted over the term of the obligations, until they were converted, for which $107,885 was included in interest expense. The notes bore a 3% annual interest rate, and $8,925 was included in interest expense.

The unsecured 3% convertible note holders subsequently were allowed a one-time opportunity to convert their note values into common stock at a conversion price of $.60 per share and receive one warrant for every two shares of stock with an exercise price of $1.00 per share or accept the original conversion. All holders selected the new conversion offer. As a result we issued an additional 605,949 shares of common stock to the note holders. Additionally we canceled the previously issued 900,000 warrants and issued 757,437 warrants with an exercise price of $1.00 per share.

The unsecured 3% convertible notes contained price protection adjustments in the event we issued new common stock in certain transactions at a price less than $1.00 per share and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model. We recorded no aggregate derivative liability at December 31, 2010 related to these notes and valuation loss of $345,500 for the year ended December 31, 2010 to reflect the change in value of the aggregate derivative prior to conversion into equity.

Auction Rate Preferred Securities Secured Note

In January 5, 2009, we received a $1,400,000 loan from the brokerage company that sold us our Auction Rate Preferred Securities ("ARPS"). This loan was subject to the terms and conditions contained in a promissory note and securities agreement with the brokerage company dated December 11, 2008. The loan was secured by the ARPS held by the Company in an account at the brokerage company, and bore an interest rate equal to the federal funds rate (as quoted by Bloomberg) plus 1.75%. Interest accrued monthly and was payable on the fifth business day of every month. The principal and any accrued interest were immediately due upon demand by the lender. During the year ended December 31, 2009, we redeemed $2,350,000 (par value) of our ARPS and paid $1,237,500 of the principal balance of our ARPS note. During the year ended December 31, 2010, we redeemed the remaining ARPS balance of $300,000 (par value) and recognized a $49,264 loss on sale of available for sale securities and paid the remaining $162,500 balance of the ARPS secured note.

AFCO Note Payable

On November 6, 2009, we entered into a Commercial Premium Finance Promissory Note with AFCO Credit Corporation. The beginning principal of the note was $36,547 and is payable in 11 monthly installments beginning Jan 1, 2010 and bears a 7.8% annual interest rate. During the year ended December 31, 2010 the note was paid in full and retired. For the year ended December 31, 2010 we recorded $1,372 in interest expense.

Senior Secured 6% Convertible Notes

On May 16, 2005, we consummated a private placement of $3,000,000 principal amount of 6% senior secured convertible notes and related securities, including common stock warrants and additional investment rights, to four institutional funds.  The senior secured convertible notes were originally due May 16, 2008 and were originally convertible into 1,200,000 shares of our common stock at a conversion price of $2.50 per share.  On March 16, 2006, we entered into a waiver and amendment agreement, which adjusted the conversion rate to $1.50 per share.  The warrants and the embedded conversion feature of the senior secured convertible notes have been accounted for as derivatives. As of December 31, 2008, the entire $3,000,000 principal balance had been converted into 1,200,000 shares of our common stock. As of December 31, 2008, 1,167,298 of the original 1,200,000 warrants had been exercised leaving 32,702 which remained unexercised and expired on May 15, 2010.

As of December 31, 2010, we recorded no aggregate derivative liability and a derivative valuation gain of $4,600 to reflect the change in value of the aggregate derivative liability associated with the expiration of 32,702 warrants on May 16, 2010.

Unsecured Short Term Notes

During the year ended December 31, 2010, we entered into five short-term notes with two individuals and three corporations totaling $700,000 of which $650,000 has been repaid to the note holders, and $50,000 (plus $1,150 of earned interest) was converted into 51,150 shares of our common stock. We used the proceeds from this financing to support our CodecSys commercialization and development and for general working capital purposes. The notes with the two individuals were dated June 7, 2010, each in the principal amount of $50,000 and due on July 31, 2010 with an annual interest rate of 12%. During the year ended December 31, 2010, one of these notes was paid in full and the other was converted into shares of our common stock mentioned above.

One of the notes with one of the corporations was dated June 29, 2010 in the principal amount of $100,000, with an annual interest rate of 12%, and was originally due on July 31, 2010.  The due date, however, was extended to December 31, 2010 and was paid in full at December 31, 2010.  Another obligation resulting from payment due on a commission agreement of $50,000, with an annual interest rate of 1% per month was paid in full during the year ended December 31, 2010. On July 1, 2010, we entered into a revolving line of credit promissory note with a company with a maximum line of credit of $500,000 to finance the purchase of equipment to be placed at customer locations. Payment on this note was due the earlier of December 31, 2010 or receipt of payment from our customer for the financed equipment. During the year ended December 31, 2010, we borrowed $500,000 on the line of credit note and repaid the balance in full. For the year December 31, 2010, an aggregate of $39,908, net of $1,150 converted into equity above, was included in interest expense related to these obligations.

Investment in Interact Devices Inc. (IDI)	12 Months Ended
Dec. 31, 2011
Investment in Interact Devices, Inc (IDI) [Abstract]
Investment in Interact Devices, Inc (IDI)
Note 6 - Investment in Interact Devices, Inc (IDI)

We began investing in and advancing monies to IDI in 2001.  IDI was developing technology which became CodecSys.

On October 23, 2003, IDI filed for Chapter 11 Federal Bankruptcy protection. We desired that the underlying patent process proceed and that the development of CodecSys technology continue. Therefore, we participated in IDI's plan of reorganization, whereby we would satisfy the debts of the creditors and obtained certain licensing rights.  On May 18, 2004, the debtor-in-possession's plan of reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation, we issued to the creditors of IDI approximately 111,800 shares of our common stock,  and paid cash of approximately $312,768 in exchange for approximately 50,127,218 shares of the common stock of IDI, which increased our aggregate common share equivalents in IDI to approximately 51,426,719 shares.

Since May 18, 2004, we have acquired an aggregate of 4,470,450 additional common share equivalents IDI. During the years ended December 31, 2011 and 2010, we acquired 414,172 and 67,000 IDI common share equivalents in exchange for 27,611 and 4,467 shares of our common stock valued at $10,760 and $4,024, respectively. As of December 31, 2011, we owned approximately 55,897,169 IDI common share equivalents, representing approximately 94% of the total outstanding IDI share equivalents

Since May 18, 2004, we have advanced additional cash to IDI for the payment of operating expenses, which continues development and marketing of the CodecSys technology. As of December 31, 2011 and 2010, we have advanced an aggregate amount of $3,126,772 and $2,847,430 respectively, pursuant to a promissory note that is secured by assets and technology of IDI.

Operating Leases	12 Months Ended
Dec. 31, 2011
Operating Leases [Abstract]
Operating Leases
Note 7 - Operating Leases

Our executive offices are located at 7050 Union Park Avenue, Suite 600, Salt Lake City, Utah 84047.  We occupy the space at the executive offices under a 39-month lease, the term of which ends January 31, 2015.  The lease covers approximately 13,880 square feet of office space leased at a rate of $23,049 per month.  We occupy a production studio located at 6952 South 185 West, Unit C, Salt Lake City, Utah 84047, which consists of approximately 7,500 square feet on a month to month basis, at the rate of $7,000 per month plus utilities. We have no other properties.  We recognized rent expense of approximately $463,694 and $459,283, in 2011 and 2010, respectively.

We also lease copy machines on multi-year leases that expire in March 2014 at a minimum rate of $655 per month.

Future minimum payments under non-cancelable operating leases at December 31, 2011 are as follow:

2012	$284,447
2013	284,447
2014	278,552
2015	23,049
$870,495

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Note 8 - Income Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax liabilities consist of the following components as of December 31, 2010 and 2011:

	2010	2011

Deferred tax assets
NOL carry-forward	$19,540,852	$23,862,500
General business credit carry-forwards	1,045,243	1,147,000
Deferred compensation	79,594	83,500
Allowance for doubtful accounts	19,691	21,000
Deferred tax liabilities
Depreciation	(413,391)	(173,000)

Valuation allowance	(20,271,989)	(24,941,000)
Net deferred tax asset	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2010 and 2011 due to the following:

	2010	2011

Federal income tax (expense) benefit at statutory rates	$524,317	$1,902,500
State income tax (expense) benefit at statutory rates	27,595	280,000
Change in valuation allowance	(551,912)	(2,182,500)
	$-	$-

At December 31, 2011, the Company had net operating loss carry-forwards of approximately $61,200,000 that may be offset against future taxable income from the year 2012 through 2031.  No tax benefit has been reported in the December 31, 2010 and 2011 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry-forwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carry-forwards may be limited as to use in future years.

Preferred and Common Stock	12 Months Ended
Dec. 31, 2011
Preferred and Common Stock [Abstract]
Preferred and Common Stock
Note 9 - Preferred and Common Stock

We have authorized two classes of stock, 20,000,000 shares of preferred stock with no par value and 180,000,000 shares of common stock with a $0.05 par value. No preferred stock has been issued, while 75,975,656 shares of common stock were issued and outstanding at December 31, 2011. Holders of shares of common stock are entitled to receive dividends if and when declared and are entitled to one vote for each share on all matters submitted to a vote of the shareholders.

During the year ended December 31, 2011, we issued 1,897,503 shares of our common stock as follows: (i) 1,307,153  for debt to equity conversions, (ii) 372,272 for warrant exercises, (iii) 135,369 for interest instead of cash, (iv) 55,098 for employee option exercises, (v) 27,611 shares for conversion of IDI share equivalents.

During the year ended December 31, 2010, we issued 34,387,519 (net) shares of our common stock as follows: (i) 27,558,306 for equity funding, (ii) 3,150,000 for convertible note extensions, (iii) 1,590,049 for debt to equity conversions, (iv) 600,000 commissions on equity funding, (v) 800,000 debt restructuring (vi) 458,974 shares to consultants (vii) 35,000 shares for restricted stock unit settlements, (viii) 200,000 shares for purchase of a software license, (ix) 168,233 for interest instead of cash, (x) 4,467 shares for conversion of IDI share equivalents, (xi) less 177,500 shares cancelled and converted to warrants.

Stock-based Compensation	12 Months Ended
Dec. 31, 2011
Stock-based Compensation [Abstract]
Stock-based Compensation
Note 10 - Stock-based Compensation

In accordance with ASC Topic 718, stock-based compensation cost is estimated at the grant date, based on the estimated fair value of the awards, and recognized as expense ratably over the requisite service period of the award for awards expected to vest.

Stock Incentive Plans

Under the Broadcast International, Inc. 2004 Long-term Incentive Plan (the "2004 Plan"), the board of directors may issue incentive stock options to employees and directors and non-qualified stock options to consultants of the company.   Options generally may not be exercised until twelve months after the date granted and expire ten years after being granted. Options granted vest in accordance with the vesting schedule determined by the board of directors, usually ratably over a three-year vesting schedule upon anniversary date of the grant.  Should an employee terminate before the vesting period is completed, the unvested portion of each grant is forfeited. We have used the Black-Scholes valuation model to estimate fair value of our stock-based awards, which requires various judgmental assumptions including estimated stock price volatility, forfeiture rates, and expected life.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The number of unissued stock options authorized under the 2004 Plan at December 31, 2011 was 2,130,420.

The Broadcast International, Inc. 2008 Equity Incentive Plan (the "2008 Plan") has become our primary plan for providing stock-based incentive compensation to our eligible employees and non-employee directors and consultants of the company. The provisions of the 2008 Plan are similar to the 2004 Plan except that the 2008 Plan allows for the grant of share equivalents such as restricted stock awards, stock bonus awards, performance shares and restricted stock units in addition to non-qualified and incentive stock options. We continue to maintain and grant awards under our 2004 Plan which will remain in effect until it expires by its terms. The number of unissued shares of common stock reserved for issuance under the 2008 Plan was 1,165,000 at December 31, 2011.

Stock Options

We estimate the fair value of stock option awards granted beginning January 1, 2006 using the Black-Scholes option-pricing model. We then amortize the fair value of awards expected to vest on a straight-line basis over the requisite service periods of the awards, which is generally the period from the grant date to the end of the vesting period. The Black-Scholes valuation model requires various judgmental assumptions including the estimated volatility, risk-free interest rate and expected option term.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The risk-free interest rate was based on the yield curve of a zero-coupon U.S. Treasury bond on the date the stock option award was granted with a maturity equal to the expected term of the stock option award. The expected option term is derived from an analysis of historical experience of similar awards combined with expected future exercise patterns based on several factors including the strike price in relation to the current and expected stock price, the minimum vest period and the remaining contractual period.

The fair values for the options granted in 2011 and 2010 were estimated at the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2011	2010
Risk free interest rate	1.91%	3.14%
Expected life (in years)	6.2	7.5
Expected volatility	80.89%	80.71%
Expected dividend yield	0.00%	0.00%

The weighted average fair value of options granted during the years ended December 31, 2011 and 2010, was $0.61 and $0.80, respectively.

Warrants

We estimate the fair value of issued warrants on the date of issuance as determined using a Black-Scholes pricing model. We amortize the fair value of issued warrants using a vesting schedule based on the terms and conditions of each associated underling contract, as earned. The Black-Scholes valuation model requires various judgmental assumptions including the estimated volatility, risk-free interest rate and warrant expected exercise term.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The risk-free interest rate was based on the yield curve of a zero-coupon U.S. Treasury bond on the date the warrant was issued with a maturity equal to the expected term of the warrant.

The fair values for the warrants granted in 2011 and 2010 were estimated at the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2011	2010
Risk free interest rate	2.07%	1.34%
Expected life (in years)	5.0	2.89
Expected volatility	85.37%	88.65%
Expected dividend yield	0.00%	0.00%

The weighted average fair value of warrants granted during the years ended December 31, 2011 and 2010, was $0.67 and $0.53, respectively.

For the year ended December 31, 2011 we recognized $2,262,540 of stock based compensation expense with $219,154 and $1,919,386 recorded in our research and development and general and administrative departments, respectively, for) $1,544,000 for 1,400,000 restricted stock units issued to all 5 members of the board of directors, (ii) $124,000 for 200,000 restricted stock units issued to one employee, (iii) $364,000 for 600,000 options issued to one individual and one corporation for consulting services, (iv) $96,489 for 909,200 options granted to 43 employees, (v) $15,000 for 50,000 options granted to one member of our advisory board, (vi) $4,263 for 8,700 options granted to 15 of our non-employee installation technicians and (vi) $114,788 resulting from the vesting of unexpired options and warrants issued prior to January 1, 2011.  Additionally, we issued (i) 221,758 warrants to our unsecured convertible note holder, (ii) 653,576 warrants related to our accounts receivable purchase agreements, (iii) 422,500 related to our Bridge Loan. See Note 5. There were 400,000 warrants exercised in the year ending December 31, 2011.

For the year ended December 31, 2010 we recognized $1,113,398 of stock based compensation expense with $351,263 and $762,135 recorded in our research and development and general and administrative departments, respectively, for (i) $80,000 for 100,000 options granted to one member of the board of directors, (ii) $93,000 for 150,000 warrants issued to three new members of our advisory board, (iii) $113,576 for 460,000 warrants issued to five individuals and two corporations for consulting services, (iv) $732,822 resulting from the vesting of unexpired options and warrants issued prior to January 1, 2010 and (v) $94,000 for 100,000 restricted stock units issued to a member of the board of directors. Additionally, we issued (i) 278,824 warrants to a former member of the board of directors in exchange for the return and cancellation of 177,500 shares of our common stock, (ii) 12,499,980 warrants to investors in our Equity Financing, (iii) 4,374,297 warrants to other equity investors and (iii) 3,333,333 warrants with the July 2010 amendment to our 6.25% senior secured convertible note. There were no warrants exercised in the year ending December 31, 2010.

The following table summarizes option and warrant activity during the years ended December 31, 2011 and 2010.

	Options and Warrants Outstanding	Weighted Average Exercise Price

Outstanding at December 31, 2009	13,167,337	$2.20
Options granted	100,000	1.05
Warrants issued	21,096,434	1.18
Expired	(6,322,527)	1.80
Forfeited	(7,589,074)	2.51
Exercised	-	-

Outstanding at December 31, 2010	20,442,170	1.13
Options granted	1,567,900	0.91
Warrants issued	1,697,834	0.68
Expired	(302,054)	18.67
Forfeited	(2,510,201)	0.08
Exercised	(455,098)	-

Outstanding at December 31, 2011	20,440,551	$1.10

The following table summarizes information about stock options and warrants outstanding at December 31, 2011.

	Outstanding			Exercisable
		Weighted Average Remaining	Weighted Average		Weighted Average
Range of Exercise Prices	Number Outstanding	Contractual Life (years)	Exercise Price	Number Exercisable	Exercise Price
$0.55-0.95	2,244,616	5.19	$0.83	1,582,116	$0.79
1.00-5.00	18,195,135	4.02	1.13	17,871,823	1.13
9.50	800	0.42	9.50	800	9.50
$0.55-9.50	20,440,551	4.15	$1.10	19,454,739	$1.10

There were 55,098 options exercised in the year ended December 31, 2011 and no options exercised in the year ended December 31, 2010. There was no intrinsic value of options and warrants available and exercisable at December 31, 2011.

Restricted Stock Units

For the years ended December 31, 2011 and 2010, 1,600,000 and 100,000 restricted stock units were awarded, respectively. The cost of restricted stock units is determined using the fair value of our common stock on the date of the grant and compensation expense is recognized in accordance with the vesting schedule.  All of the restricted stock units vested during the year they were awarded.

The following is a summary of restricted stock unit activity for the years ended December 31, 2011 and 2010:

	Restricted Stock Units	Weighted Average Grant Date Fair Value

Outstanding at December 31, 2009	885,000	$1.69
Awarded at fair value	100,000	0.94
Canceled/Forfeited	--	--
Settled by issuance of stock	(35,000)	1.70
Outstanding at December 31, 2010	950,000	1.61
Awarded at fair value	1,600,000	1.04
Canceled/Forfeited	--	--
Settled by issuance of stock	--	--
Outstanding at December 31, 2011	2,550,000	$1.25
Vested at December 31, 2011	2,550,000	$1.25

Included in stock based compensation for the year ended December 31, 2011, was $1,668,000 as follows; (i) $1,544,000 for 1,400,000 restricted stock units issued to all 5 members of the board of directors, (ii) $124,000 for 200,000 restricted stock units issued to one employee, all of which were recorded in general and administrative expense.

Included in stock based compensation for the year ended December 31, 2010, was $94,000 recorded in general and administrative expenses related to the award of 100,000 restricted stock units to one member of our board of directors. During the year ended December 31, 2010, 35,000 restricted stock units were settled by two individuals through the issuance of 35,000 shares of our common stock.

The impact on our results of operations for recording stock-based compensation for the years ended December 31, 2011 and 2010 is as follows:

	For the years ended
	December 31,
	2011	2010
General and administrative	$1,919,386	$762,135
Research and development	219,154	351,263

Total	$2,262,540	$1,113,398

Total unrecognized stock-based compensation was $531,178 at December 31, 2011, which we expect to recognize over the next three years in accordance with vesting provisions as follows:

2012	$262,271
2013	182,698
2014	86,209
Total	$531,178

Equipment Financing	12 Months Ended
Dec. 31, 2011
Equipment Financing [Abstract]
Equipment Financing
Note 11 - Equipment Financing

On August 27, 2009, we completed an equipment lease financing transaction with a financial institution.  Pursuant to the financing, we entered into various material agreements with the financial institution. These agreements are identified and summarized below.

We entered into a Master Lease Agreement dated as of July 28, 2009 with the financial institution pursuant to which we will sell to the financing institution certain telecommunications equipment to be installed at 1,981 of our customer's retail locations in exchange for a one time payment of $4,100,670 by the financial institution. We will pay to the financial institution 36 monthly lease payments and at the expiration of the equipment lease will pay the greater of the then in place fair market value of the equipment or 10% of the original purchase price.

We also entered into a security agreement with the financial institution pursuant to which we granted a first priority security interest in the equipment, whether now owned or hereafter acquired, and in our customer service agreements and service payments thereunder during the term of the equipment lease. We received a waiver from our 6.25% convertible note holder releasing their security interest in the equipment purchased under this sale lease-back financing.

The sale lease-back financing arrangement with the financial institution related to the purchase and deployment of certain digital signage equipment for a new customer.  As a result of this financing, we incurred an obligation to make 36 monthly payments of approximately $141,000 plus applicable sales taxes. The proceeds of the financing are being used to purchase and install the digital signage equipment for our customer and for general working capital purposes.  We have the right to terminate the lease after making 33 payments for a termination fee of the greater of approximately $451,000 or the in place fair market value of the equipment after which time we would own all of the equipment.  We have accounted for this arrangement as a capital lease.

For the year ended December 31, 2010, we had purchased approximately $101,013 of additional equipment that will be placed at the customer sites. During 2010 we had made lease payments totaling approximately $1,688,382 of which $1,235,203 was applied toward the outstanding lease and $453,179 was included in interest expense. Additionally, we expensed $50,268 of our lease acquisition fee of $150,792 which is being recognized over the life of the lease included in interest expense for the year ended December 31, 2010.

During 2011 we had made lease payments totaling approximately $1,688,382 of which $1,423,528 was applied toward the outstanding lease and $264,854 was included in interest expense. Additionally, we expensed $50,268 of our lease acquisition fee of $150,792 which is being recognized over the life of the lease included in interest expense for the year ended December 31, 2011.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements
Note 12 - Fair Value Measurements

We adopted ASC Topic 820 (originally issued as SFAS 157, "Fair Value Measurements") as of January 1, 2008 for financial instruments measured at fair value on a recurring basis.  ASC Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC Topic 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

We measure certain financial instruments at fair value on a recurring basis. Assets and liabilities measured at fair value on a recurring basis are as follows at December 31, 2011:

			Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets
Treasury cash reserve securities	961,265	961,265	--	--
Auction rate preferred securities	--	--	--	--
Total assets measured at fair value	$961,265	$961,265	$--	$--

Liabilities
Derivative valuation (1)	$3,760,200	$--	$--	$3,760,200
Total liabilities measured at fair value	$3,760,200	$--	$--	$3,760,200

(1) See Notes 4 & 5 for additional discussion.

The table below presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2011.  We classify financial instruments in Level 3 of the fair value hierarchy when there is reliance on at least one significant unobservable input to the valuation model.

Derivative
Valuation
Liability
Balance at December 31, 2010	$(14,759,300)
Total gains or losses (realized and unrealized)
Included in net income	11,724,400
Valuation adjustment	--
Purchases, issuances, and settlements, net	(725,300)
Transfers to Level 3	--
Balance at December 31, 2011	$(3,760,200)

Money Market Funds and Treasury Securities

The money market funds and treasury cash reserve securities balances are classified as cash and cash equivalents on our consolidated balance sheet.

Auction Rate Preferred Securities

As of December 31 2009, we had investments in Auction Rate Preferred Securities (ARPS), totaling $300,000 ($274,264 fair value) which were in AAA rated funds were reflected at fair value. The fair values of these securities were estimated utilizing a discounted cash flow analysis of the estimated future cash flows for the ARPS as of December 31, 2009. During the year ended December 31, 2010, we redeemed these ARPS for $225,000 through a second market broker and recognized a $49,264 loss on sale of available for sale securities. Additionally, we retired our $162,500 ARPS secured note for which the ARPS had been held as collateral.

Fair Value of Other Financial Instruments

The carrying amounts of our accounts receivable, accounts payable and accrued liabilities approximate their fair values due to their immediate or short-term maturities.  The aggregate carrying amount of the notes payable approximates fair value as the individual notes bear interest at market interest rates and there hasn't been a significant change in our operations and risk profile.

Retirement Plan	12 Months Ended
Dec. 31, 2011
Retirement Plan [Abstract]
Retirement Plan
Note 13 - Retirement Plan

We have implemented a 401(k) employee retirement plan. Under the terms of the plan, participants may elect to contribute a portion of their compensation, generally up to 60%, to the plan, subject to IRS Code Section 415 limitations. We match contributions up to 100% of the first 3% of a participant's compensation contributed to the plan and 50% of the next 2%. Employees are eligible to participate in the plan after three months of service as defined by the plan. For the years ended December 31, 2011 and 2010, we made matching contributions totaling $90,453 and $99,919, respectively.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
Note 14 - Supplemental Cash Flow Information

2011

During the year ended December 31, 2011, we granted options to acquire up to 600,000 shares of our common stock valued at $389,000 to two consultants in consideration of consulting services to be rendered by the consultants over a one-year period pursuant to a written consulting agreement. For the year ended December 31, 2011, the value of options is being recognized over the contract period and  $364,000 was included in stock based compensation.

During the year ended December 31, 2011 we issued 135,369 shares our common stock to an individual for interest owed on a debt obligation, valued at $81,221 which was accrued at December 31, 2010.

During the year ended December 31, 2011 we acquired 414,172 IDI common share equivalents in exchange for 27,611 shares of our common stock valued at $10,760 which was expensed to research and development.

During the year ended December 31, 2011, we recognized $1,483,868 in depreciation and amortization expense from the following: (i) $798,677 related to cost of sales for equipment used directly by or for customers, (ii) $675,040 related to equipment other property and equipment, and (iii) $10,151 for patent amortization.

For the year ended December 31, 2011, an aggregate non-cash expense of $340,377 was recorded for the accretion of our convertible notes of which (i) $333,336 was related to our unsecured convertible note and (ii) $7,041 was for our bridge loan.

On March 21, 2011, the Company, converted $784,292 of its short-term debt into equity through the issuance of common stock and warrants to two lenders at the same unit pricing as the Equity Financing. In consideration of converting the short- term loans on the basis of $1.20 for two shares of common stock plus one warrant at an exercise price of $1.00, the Company issued 1,307,153 shares of common stock and warrants to acquire up to 653,576 shares of common stock, which warrants have a five year term and are exercisable at $1.00 per share. The $784,292 above is net of expense and includes $109,292 of interest of which $89,658 was accrued in the year ended December 31, 2010 and $19,634 which was included as interest expense for the year ended December 31, 2011. The Company's objective for converting the short-term debt into equity is to conserve cash for further market development.

In March 2011, we granted to the holder of our senior unsecured convertible note a warrant to acquire 400,000 shares of our common stock at an exercise price of $.05 per share in consideration of a waiver of the holder's reset provision that allowed us to convert certain short terms loans to equity without causing an adjustment in the conversion price of our senior note.  The warrants had a 5-year life from the date of grant, contained full-ratchet anti-dilution price protection provisions and were valued at $404,000 using a Black Scholes pricing model on the date of grant. During the year ended December 31, 2011, the warrant holder exercised these warrants using a cashless provision resulting in the company issuing 372,272 shares of our common stock

2010

During the year ended December 31, 2010, we issued 458,974 shares of our common stock valued in aggregate at $437,501 to three companies and three individuals for consulting services rendered the expense for which is included in our general and administrative expense.

During the year ended December 31, 2010, we issued 200,000 shares our common stock valued at $216,000 to a corporation for the purchase of a H.264 codec software license to be used in our CodecSys product development. We have included it as an asset on our balance sheet and will amortize it as part of cost of sales.

During the year ended December 31, 2010, we acquired 67,000 IDI common share equivalents in exchange for 4,467 shares of our common stock valued at $4,024 which was expensed to research and development.

During the year ended December 31, 2010, we recognized $1,572,934 in depreciation and amortization expense from the following: (i) $806,321 related to cost of sales for equipment used directly by or for customers, (ii) $756,610 related to equipment other property and equipment, and (iii) $10,003 for patent amortization.

For the year ended December 31, 2010, an aggregate non-cash expense of $4,193,684 was recorded for the accretion of our convertible notes of which (i) $4,078,631 was related to our the senior unsecured convertible 6.25% note (ii) $7,168 is for our unsecured convertible note and (iii) $107,885 was for unsecured 3%convertible notes.

During the year ended December 31, 2010, we issued 3,000,000 and 150,000 shares our common stock valued at $3,290,000 and $135,000 to our senior secured 6.25% convertible note holder and unsecured convertible note holder, respectively as part of amendment and extension agreements.

During the year ended December 31, 2010 we issued 35,000 shares of our common stock to two individuals for the settlement of restricted stock units which had been awarded in 2009.

On December 24, 2010, we closed on the debt restructuring of our senior secured 6.25% note and issued 800,000 shares of common stock to Castlerigg in satisfaction of an obligation under a prior loan amendment.

On December 24, 2010, we closed on our equity financing and issued 600,000 shares our common stock to ten individuals of Philadelphia Brokerage Corporation as part of the commission due for services rendered. During the year ended December 31, 2010 we issued an aggregate of 1,758,282 shares of our common stock of which 1,590,049 shares was for debt conversions and 168,223 shares were for interest conversion. The 1,590,019 shares valued at $1,567,500 was for three individuals and one corporation. The 168,233 valued at $104,964 was for interest on the above mentioned notes valued at $10,075 with the remaining $94,889 for interest owed our unsecured convertible note holder.

We paid no cash for income taxes during the years ended December 31 2011 and 2010.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 15 - Subsequent Events

On March 16, 2012, we closed on an equity financing (the "2012 Equity Financing") as well as a restructuring of our outstanding senior convertible indebtedness (the "Debt Restructuring") resulting in complete satisfaction the senior indebtedness.  Net proceeds from the Equity Financing, after deducting the commissions and the estimated legal, printing and other costs and expenses related to the financing, were approximately $6.2 million.

The Company entered into a Securities Purchase Agreement ("SPA) dated March 13, 2012 with select institutional and other accredited investors for the private placement of 27,800,000 units of its securities.  The SPA included a purchase price of $.25 per unit, with each unit consisting of one share of common stock and two forms of Warrant: (1) The "A" Warrant grants the investors the right to purchase an additional share of common stock for each two shares of common stock purchased, for a term of six years and at an exercise price of $.35 per share; and (2) the "B" Warrant, will not be exercisable unless and until the occurrence of a future issuance of our stock at less than $0.25 per share, but, in the event of such issuance, grants the investors the right to acquire additional shares at a price of $0.05 per share to reduce the impact of dilution caused by such future issuance, but in no event shall the number of shares issuable under the B Warrant cause the Company to exceed the number of authorized common shares. The shares in excess of our authorized shares that would have been issuable under the B Warrant shall be "net settled" by payment of cash in an amount equal to the number of shares in excess of the authorized common shares multiplied by the closing price of our common stock as of the trading day immediately prior to the applicable date of the exercise of such B Warrant. The B Warrant shall be extinguished upon the earlier of: (a) a subsequent financing of at least five million dollars and terms no more favorable than that received by investors in the 2012 Equity Financing; (b) after the effective date of the registration statement registering securities issued in the Equity Financing if the volume-weighted average closing price of the Company's common stock exceeds $.50 per share for a period of 30 trading days and no Volume Failure (as defined in the B Warrant) (measuring the daily average dollar volume of our Common Stock against a minimum volume of $500,000 per day) exists during such period, and the Company is then current in its public filings; or (c) 78 months.

In addition to commission of 10% of the gross offering proceeds paid in cash to the placement agents, the Company also issued to the placement agents warrants to acquire up to 4,170,000 of our common stock at an exercise price of $.35 per share.  The warrants have a six year life.

On December 28, 2011, the Company entered into a bridge loan transaction with six individuals and one trust pursuant to which the Company issued unsecured notes in the aggregate principal amount of $1.3 million.  The bridge loan maturity date was extended on February 28, 2012, to a date the earlier of nine months from the original maturity date or the completion of an offering of the Company's securities that results in gross proceeds to the Company of at least $12 million. In consideration of the extension, the Company issued warrants to the holders to acquire up to 247,500 shares of our common stock at an exercise price of $.35 per share.  The warrants have a six year life.

In connection with the 2012 Equity Financing and under the terms of the SPA, two of the above described bridge lenders converted the principal balance of their portion of the bridge loan in the amount of $ 400,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing.  In addition, one other entity converted the amount owed by the Company for equipment purchases in the amount of $500,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing.

Effective March 16, 2012, the Company also closed on the Debt Restructuring.  In connection therewith, the Company paid $2.75 million to Castlerigg Master Investment Ltd. ("Castlerigg"), and issued to Castlerigg 2,000,000 shares of common stock in full and complete satisfaction of the senior convertible note and approximately $84,000 of accrued interest. In connection with the Debt Restructuring, we also issued 586,164 shares of our common stock to Philadelphia Brokerage Company, one of our placement agents, for its services in negotiating and closing the Debt Restructuring.

Effective March 16, 2012, the conversion price of the Company's unsecured convertible note reset to $.25 per share, the offering price in the 2012 Equity Financing.  The note is now convertible into 4,000,000 shares of our common stock instead of 1,666,667 shares of our common stock.

On January 30, 2012, we issued 250,000 shares of our common stock to a holder of options to acquire 500,000 shares of our common stock in exchange for the cancellation of the options.

In January 2012 we issued 20,000 options to one employee of the company.